As Amended through
                                                                  March 18, 1997

                             UNIFORCE SERVICES, INC.

                           INCENTIVE STOCK OPTION PLAN

1.       Purposes

         The purposes of this Incentive Stock Option Plan (the "Plan") are to provide key employees of Uniforce Services, Inc. (the "Company") and its Subsidiaries with greater incentive in the performance of their duties and to encourage their continuance in the Company's service, to encourage such employees to acquire a proprietary interest in the Company, and generally to promote the interests of the Company and all of its shareholders.

         The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.       Definitions

         For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

         (a) "Board" or "Board of Directors" means the Company's Board of Directors.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the Stock Option Committee, composed of two or more members of the Board of Directors who shall be elected by, and who shall serve the pleasure of, the Board of Directors, and who shall be responsible for administering the Plan. Each of the members of the Committee shall be a Non-Employee Director and an Outside Director.

         (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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         (e)  "Employee"  means an employee  of the  Company or of a  Subsidiary
(including a director or officer who is also an employee).

         (f) "Fair Market Value" of the Shares means the mean between the closing bid and asked prices of publicly-traded Shares as reported on the Nasdaq system (or, if the Shares are listed on a national securities exchange, the closing price on such exchange), or, if the Shares shall not then be regularly quoted on the Nasdaq system (or on any national securities exchange), as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee or the Board in a manner consistent with the provisions of the Code.

         (g) "Non-Employee Director" means a non-employee director, as defined in Rule 16b-3.

         (h) "Outside Director" means an outside director as defined in Section 162(m) of the Code.

         (i) "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

         (j) "Shares" means shares of the Company's common stock, $.01 par value, including authorized but unissued shares and shares that have been previously issued and reacquired by the Company or a Subsidiary.

         (k) "Securities Act" means the Securities Act of 1933, as amended.

         (l) "Subsidiary" of the Company means and includes a "Subsidiary Corporation," as that term is defined in Section 424(f) of the Code.

3.       Administration

         Subject to the express provisions of the Plan, the Committee shall have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee, in its sole discretion, shall from time to time determine the persons from among those eligible under the Plan to whom, and the time or times at which, options shall be granted, the number of Shares to be subject to each option and the manner in and price at which such option may be exercised. In making such determinations, the Committee may take into account the nature and period of service rendered by the respective optionees, their level of compensation, their past, present and potential contributions to

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the Company and such other factors as the Committee shall in its discretion deem relevant. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of options or Shares does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

4.       Eligibility for Participation

         Any Employee who is an officer of, or who is in a managerial, professional or other key position with, the Company or a Subsidiary shall be eligible to receive options granted under the Plan.

5.       Limitation on Shares Subject to the Plan

         Subject to adjustment as hereinafter provided, no more than 150,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 50,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

6.       Terms and Conditions of Options

         Each option granted under the Plan shall be subject to the following terms and conditions:

         (a) Except as provided in Section 6(h), the option price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the option is granted. No adjustment or reduction of the option price shall be made, notwithstanding a decline in the market value of the Shares, either by the cancellation of outstanding options and the regranting of options at a lower price or by the modification, extension or renewal of options (as defined in Section 424(h) of the Code).

         (b) The Committee shall, in its discretion, fix the term of each option, provided that the maximum length of the term of each option granted hereunder shall be 10 years and provided further that the maximum length of the term of each option granted

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hereunder to Employees identified in Section 6(h) hereof shall be five years.

         (c) If an option holder dies while he is employed by the Company or a Subsidiary or within three months after the termination of such employment by reason of retirement with the written consent of the Company or a Subsidiary, such option may, to the extent that the option holder was entitled to exercise such option on the date of his death, be exercised within one year after his death by his personal representative or representatives, or by the person or persons to whom the option holder's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent by anyone after its expiration.

         (d) In the event that an option holder shall voluntarily retire or quit his employment without the written consent of the Company or a Subsidiary or if the Company shall terminate the employment of an option holder for cause, the option held by such holder shall forthwith terminate. If an option holder shall voluntarily retire or quit his employment with the written consent of the Company or a Subsidiary, or if the employment of an option holder shall have been terminated by the Company or a Subsidiary for reasons other than cause, such option holder may (unless his option shall have previously expired pursuant to the provisions hereof) exercise his option at any time prior to the expiration of three months from the termination of his employment or the expiration of the original option period, whichever shall first occur, to the extent of the number of Shares subject to such option which were purchasable by him on the date of termination of his employment. Options granted under the Plan shall not be affected by any change of employment so long as the option holder continues to be an Employee.

         (e) Each option shall be nontransferable by the option holder otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him; provided, however, that options may be transferred pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

         (f) Payment of the option price shall be made to the Company either (i) in cash (including check, bank draft or money order), or (ii) at the discretion of the Committee, by delivering Shares already owned by the option holder and having a Fair Market Value on the date of exercise equal to the option price of the option or a combination of such Shares and cash or (iii) by any other proper method specifically approved by the Committee.

         (g) The aggregate Fair Market Value (determined at the time the option is granted) of Shares with respect to which options

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are  exercisable for the first time by an option holder during any calendar year under all incentive stock option plans of the Company and its Subsidiaries shall not exceed $100,000.

         (h) An option may be granted to an Employee owning over 10 percent of the voting power or fair market value of all classes of stock of the Company or any Subsidiary if and only if the option price of such option equals or exceeds 110% of the Fair Market Value of a Share subject to the option.

         (i) If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.

7.       Adjustments Upon Changes in Capitalization

         (a) The class and aggregate number of Shares in respect of which options may be granted under the Plan, the class and number of Shares subject to each outstanding option and the option price per Share (but not the total price) shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, split-up or consolidation of Shares or any like capital adjustment, or the payment of any stock dividend, or any other increase or decrease in the number of Shares without receipt of consideration by the Company.

         (b) Subject to any required action by its shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any option granted hereunder shall be adjusted so as to pertain and apply to the securities to which a holder of the number of Shares subject to the option would otherwise have been entitled.

         (c) Upon the dissolution or liquidation of the Company or upon a merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, any option granted hereunder shall terminate, but, except as hereinafter provided, the option holder may, immediately prior to any such dissolution, liquidation, merger or consolidation, exercise his option in whole or in part as to the full number of Shares which he would otherwise have been entitled to purchase during the remaining term of the option, whether or not otherwise exercisable according to its terms; provided, however, that if Section 424(a) of the Code is applicable to such dissolution, liquidation, merger or consolidation, the Company may elect not to permit an option holder to exercise his option immediately prior to such merger or consolidation in accordance with the foregoing, but in lieu thereof the Company may, in its

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discretion and immediately prior to any such merger or consolidation, substitute or cause to be substituted a new option for his option, such new option to be applicable to the stock of the surviving corporation and to contain such terms and provisions as shall be required in order to qualify the same under the terms and provisions of Section 425(a) of the Code, and as shall be no less favorable to the option holder than those relating to his prior option, except to the extent required so to qualify the same under said section.

         (d) Adjustments under this Section 7 shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive.

8.       Privileges of Stock Ownership

         No option holder shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to him.

9.       Securities Regulation

         (a) Each option shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board.

         (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by any option holder hereunder there shall be in effect as to such Shares a Registration Statement under the Securities Act and the rules and regulations of the Securities and Exchange Commission, the option holder exercising such option shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the Shares so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Act, (ii) certifying that he is acquiring the Shares issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and (iii) containing such option holder's agreement that such Shares may not be sold or otherwise disposed of except in accordance with applicable provisions of the Act. The Company shall not be required to issue or deliver certificates for Shares until there shall have been compliance with all applicable laws, rules and regulations, including the rules and regulations of the Securities

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and Exchange  Commission and of any securities  exchange or automated  quotation system on which the Shares may be listed or traded.

10.      Amendment, Suspension and Termination of the Plan

         The Committee may at any time amend, suspend or terminate the Plan, provided that, except as set forth in Section 7 above, no amendment may be adopted that would:

         (a) increase the maximum number of Shares which may be issued pursuant to the exercise of options granted under the Plan;

         (b) permit the grant of any option under the Plan with an option price less than 100% of the Fair Market Value of the Shares at the time such option is granted;

         (c) change the provisions of Section 4; or

         (d) extend the term of the options or the period during which options may be granted under the Plan.

Unless the Plan shall theretofore have been terminated by the Committee, the Plan shall terminate on January 17, 1994. No option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

11.      Effective Date

         The effective date of the Plan shall be January 18, 1984, subject to approval by shareholders of the Company not later than January 17, 1985.

12.      Deduction and Withholding; Notice of Disposition

         (a) The Company shall deduct and withhold from any salary or other compensation for employment services of an option holder, all amounts required to satisfy withholding tax liabilities arising from the grant of exercise of an option under the Plan or the acquisition of Shares acquired upon exercise of such option.

         (b) In the discretion of the Committee and in lieu of the deduction and withholding provided for in subsection (a) above, the Company shall deduct and withhold Shares otherwise issuable to the option holder having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld.

         (c) In the case of disposition by an option holder of Shares acquired upon exercise of an option within (i) two years

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after the date of such grant of such option, or (ii) one year after the transfer of such Shares to such option holder, such option holder shall give written notice to the Company of such disposition not later than 30 days after the occurrence thereof, which notice shall include all such information as may be required by the Company to comply with applicable provisions of the Code and shall be in such form as the Company shall from time to time determine.

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